NET FINANCE EXPENSE (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Finance Income [Abstract]
Interest Income Third Parties	$ 15,506	$ 15,683	$ 20,045
Total finance income	15,506	15,683	20,045
Interest costs [abstract]
Interest Expense Third Parties	83,555	66,719	65,680
Present Value Of Provisions And Other Liabilities	8,334	3,574	2,405
Total finance costs	91,889	70,293	68,085
Gains Losses On Net Monetary Position	$ (1,310)	$ (5,038)	$ (21,343)